UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811‑21485
Cohen & Steers Infrastructure Fund, Inc.

(Exact name of Registrant as specified in charter)
1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 832‑3232
Date of fiscal year end: December 31
Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.
(a)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:
We would like to share with you our report for the year ended December 31, 2024. The total returns for Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2024	Year Ended December 31, 2024
Cohen & Steers Infrastructure Fund at Net Asset Value(a)	9.37%	12.75%
Cohen & Steers Infrastructure Fund at Market Value(a)	10.98%	22.37%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index/ 20% ICE BofA Fixed Rate Preferred Securities Index(b)	6.21%	9.13%
S&P 500 Index(b)	8.44%	25.02%
MSCI World Index—net(b)	6.20%	18.67%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
Managed Distribution Policy
The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund

(a)	As a closed‑end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)
The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid‑capitalization companies representing developed market countries and is net of dividend withholding taxes.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.
The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.
The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.
Market Review
Global infrastructure stocks advanced strongly in the 12 months ending December 31, 2024 but did not keep pace with the substantial gains posted in the broader equity market where several key market indexes set new record highs. Economic growth, particularly in the U.S., generally exceeded expectations throughout the year. Growth was more modest in Europe, but the region avoided contraction. Inflation measures in most major markets declined through June before stabilizing. With inflation seemingly contained, central banks in many regions pivoted to focus on monetary policy easing. The U.S. Federal Reserve reduced its benchmark lending rate three times in the second half, but healthy economic growth and stubborn inflation sharply reduced investor expectations for additional rate cuts in 2025.
This environment of generally robust economic data, moderating inflation, and encouraging corporate earnings boosted stocks, despite the interest rate concerns and volatility surrounding the outcome of major elections globally. The rapidly expanding growth of artificial intelligence (AI) applications and the reshoring of manufacturing provided a significant tailwind for select market sectors.
Fund Performance
The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.
Midstream energy solidly outperformed the broader infrastructure asset class, bolstered by an improving outlook for energy, generally solid corporate fundamentals and continued investor optimism around the potential increase in gas demand. The Fund’s sector overweight contributed to relative outperformance, particularly an overweight investment in Canada-based TC Energy. Shares rose as the company continued to make progress on its asset sale–driven deleveraging plan. Additionally, given its focus on gas infrastructure, TC Energy is seen as well positioned to benefit from the forecasted increase in gas-fired power generation to support data center growth.
Marine ports posted strong returns, supported by healthy cargo volume throughput. Stock selection boosted relative returns in the sector, especially an overweight position in Santos Brasil. The

COHEN & STEERS INFRASTRUCTURE FUND, INC.

company benefited from an ongoing shortage in container terminal capacity in Latin America before eventually being acquired at a large premium.
Investor excitement around the potential for certain utilities to benefit from the increased electricity demand from data centers drove outperformance in the gas distribution and electric utilities sectors. Favorable stock selection in gas distribution boosted relative performance, led by an overweight position in U.S.-based NiSource. The company’s recent earnings surpassed expectations, and investors also reacted positively to its increased five-year capital expenditure plan and the potential for increased power demand from data centers being built in its Indiana service area. Security selection in electric utilities also added to relative performance, and an overweight position in U.S.-based PPL Corporation was a notable contributor in the sector. The electric utility has substantial clean energy assets, which position it competitively to benefit from the forecasted increase in power demand from data centers.
Water utilities were flat, held back by higher rates, lingering regulatory issues in the U.K. and U.S. and lack of exposure to the AI-centric enthusiasm that buoyed other utilities. The Fund’s underweight exposure to the sector was a relative contributor.
Among passenger transportation–related sectors, airports outperformed, supported by the ongoing recovery in passenger traffic, as travel fears continued to abate. However, stock selection in airports was detrimental, led by an out-of-index position in Japan Airport Terminal, which declined on concerns about weak inbound traffic volumes from China. Elevated interest rates constrained the performance of toll roads. Stock selection detracted from relative returns, as did an overweight position in Atlas Arteria. The company’s lower-than-expected earnings, along with concern about its high debt levels, weighed on shares.
Railways was one of the few sectors to decline for the year, hampered by concern about negative earnings revisions and continued strong competitive pressure from trucking. The Fund’s underweight to the sector, along with favorable stock selection, contributed to relative outperformance. No exposure to Brazil-based Rumo helped. The railway operator reported poor performance amid the challenging macro environment and high interest rates in Brazil during the period.
The interest-rate sensitive communications sector was the weakest-performing infrastructure sector. The Fund’s stock selection and sector overweight allocation detracted from relative performance. Notably, shares of American Tower—the sector’s largest index constituent—struggled given the persistence of higher interest rates, and the Fund’s overweight position hurt the relative return. Additionally, an overweight position in Crown Castle International was detrimental; investors were disappointed that the company would receive a lower-than-expected deal price for the sale of its fiber and small cell businesses.
Fixed income investments, including preferred securities, generally underperformed infrastructure stocks in the year. Preferred securities were the top-performing fixed income category for the year, spurred by narrowing credit spreads. Preferreds began the year at discounted values and meaningfully outperformed U.S. Treasuries (which declined as rates rose) and investment-grade corporate bonds (which posted a modest positive total return). However, fixed-rate preferreds trailed high-yield bonds. The Fund’s security selection in fixed income boosted its performance compared with the blended benchmark.
Impact of Foreign Currency on Fund Performance
The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars,

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, the U.S. dollar appreciated against other currencies. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s performance for the 12-month period ended December 31, 2024.
Impact of Derivatives on Fund Performance
In connection with its use of leverage, the Fund pays interest on its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed to the Fund’s total return.
The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return.
Sincerely,

BEN MORTON	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

TYLER S. ROSENLICHT	THUY QUYNH DANG
Portfolio Manager	Portfolio Manager
The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2024

	1 Year	5 Years	10 Years	Since Inception(c)
Fund at NAV	12.75%	4.79%	7.50%	9.45%
Fund at Market Value	22.37%	6.15%	8.95%	9.25%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance graph and table do not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

(a)
The Linked Blended Benchmark is represented by the performance of 80% UBS Global Infrastructure & Utilities 50/50 Index Net (UBS 50/50) / 20% ICE BofA Fixed Rate Preferred Securities Index through March 31, 2015 and 80% FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) / 20% ICE BofA Fixed Rate Preferred Securities Index thereafter. The benchmark was replaced on March 31, 2015 because UBS retired the UBS 50/50. The UBS 50/50 tracked a 50% exposure to the global developed market utilities sector and a 50% exposure to the global developed market infrastructure sector. The index was a free-float market-capitalization weighted index and reconstituted annually with quarterly rebalances and was net of dividend withholding taxes. The FTSE 50/50 is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

(b)
The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

(c)	Commencement of investment operations was March 30, 2004.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of December 31, 2024, leverage represented 29% of the Fund’s managed assets.
Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts(a)(b)

Leverage (as a % of managed assets)	29%
% Variable Rate Financing	15%
Variable Rate	5.2%
% Fixed Rate Financing(c)	85%
Weighted Average Rate on Fixed Financing	1.7%
Weighted Average Term on Fixed Financing	1.5 years
Weighted Average Cost of All Financing	2.2%
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of December 31, 2024. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

December 31, 2024
Top Ten Holdings(a)
(Unaudited)

Security	Value	% of Managed Assets

NextEra Energy, Inc.	$131,363,394	4.0
NiSource, Inc.	126,846,151	3.9
TC Energy Corp. (Canada)	121,271,823	3.7
PPL Corp.	115,778,782	3.6
Duke Energy Corp.	110,091,641	3.4
American Tower Corp.	109,666,525	3.4
National Grid PLC (United Kingdom)	95,156,536	2.9
Southern Co.	91,877,023	2.8
Dominion Energy, Inc.	91,239,648	2.8
Enbridge, Inc. (Canada)	78,236,513	2.4

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown(b)
(Based on Managed Assets)
(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS
December 31, 2024

		Shares/Units	Value
COMMON STOCK	113.7%
AUSTRALIA	5.3%
RAILWAYS	0.7%
Aurizon Holdings Ltd.		8,589,984	$17,279,509

TOLL ROADS	4.6%
Atlas Arteria Ltd.(a)(b)		18,295,481	53,788,956
Transurban Group(b)		6,284,238	52,082,146

			105,871,102

TOTAL AUSTRALIA			123,150,611

BRAZIL	2.2%
ELECTRIC	0.8%
Cia Paranaense de Energia—Copel		13,121,076	17,500,856

MARINE PORTS	0.7%
Santos Brasil Participacoes SA(a)		7,406,818	15,741,969

TOLL ROADS	0.7%
CCR SA(a)		10,300,010	16,955,915

TOTAL BRAZIL			50,198,740

CANADA	11.7%
DIVERSIFIED	0.0%
Tidewater Renewables Ltd.(c)		789,442	444,849

MIDSTREAM	11.2%
Enbridge, Inc.		1,843,322	78,236,513
Keyera Corp.		748,046	22,876,693
Pembina Pipeline Corp.		658,944	24,346,249
South Bow Corp.		520,442	12,281,048
TC Energy Corp.		2,602,212	121,271,823

			259,012,326

RAILWAYS	0.5%
Canadian National Railway Co.		113,718	11,547,821

TOTAL CANADA			271,004,996

CHINA	1.6%
GAS DISTRIBUTION	1.0%
ENN Energy Holdings Ltd., (H Shares)(a)		3,323,021	23,895,853

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Shares/Units	Value
MARINE PORTS	0.6%
China Merchants Port Holdings Co. Ltd., (H Shares)(a)		7,242,000	$12,905,085

TOTAL CHINA			36,800,938

FRANCE	1.4%
ELECTRIC
Engie SA(a)		1,971,863	31,271,498

GREECE	0.4%
AIRPORT
Athens International Airport SA		1,058,181	8,768,932

HONG KONG	2.8%
ELECTRIC
CLP Holdings Ltd.		2,811,500	23,638,370
Power Assets Holdings Ltd.		5,747,000	40,105,760

			63,744,130

INDIA	2.4%
ELECTRIC
NTPC Ltd.		3,829,856	14,889,753
Power Grid Corp. of India Ltd.		11,146,154	40,268,128

			55,157,881

ITALY	1.4%
GAS DISTRIBUTION
Italgas SpA		5,952,094	33,355,219

JAPAN	2.9%
ELECTRIC	1.0%
Kansai Electric Power Co., Inc.(a)		2,037,800	22,709,856

GAS DISTRIBUTION	1.9%
Osaka Gas Co. Ltd.(a)		776,200	17,068,557
Tokyo Gas Co. Ltd.(a)		967,600	26,873,507

			43,942,064

TOTAL JAPAN			66,651,920

LUXEMBOURG	0.7%
COMMUNICATIONS
SES SA		5,121,344	16,222,515

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Shares/Units	Value
MALAYSIA	0.7%
MARINE PORTS
Westports Holdings Bhd.		15,775,000	$16,440,009

MEXICO	3.1%
AIRPORTS
Grupo Aeroportuario del Centro Norte SAB de CV(a)		1,523,926	13,138,024
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)		3,394,388	59,573,943

			72,711,967

NETHERLANDS	1.1%
MARINE PORTS
Koninklijke Vopak NV		569,370	25,065,725

NEW ZEALAND	1.4%
AIRPORT
Auckland International Airport Ltd.		6,665,359	32,444,637

PHILIPPINES	0.5%
MARINE PORTS
International Container Terminal Services, Inc.		1,795,530	11,981,581

SPAIN	2.1%
AIRPORT
Aena SME SA(a)(d)		234,282	47,905,218

THAILAND	1.7%
AIRPORT
Airports of Thailand PCL		22,143,900	38,643,850

UNITED KINGDOM	4.1%
ELECTRIC
National Grid PLC		8,001,022	95,156,536

UNITED STATES	66.2%
COMMUNICATIONS	8.1%
American Tower Corp.(e)		597,931	109,666,525
Crown Castle, Inc.(a)(f)		856,875	77,769,975

			187,436,500

DIVERSIFIED	0.0%
Benson Hill, Inc.(c)		27,500	54,175
Stem, Inc.(a)(c)(f)		637,750	384,563

			438,738

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Shares/Units	Value
ELECTRIC	35.3%
Alliant Energy Corp.(a)(f)		945,688	$55,927,988
American Electric Power Co., Inc.(a)		144,516	13,328,711
Consolidated Edison, Inc.(a)(f)		228,427	20,382,541
Dominion Energy, Inc.(a)(f)		1,694,015	91,239,648
Duke Energy Corp.(a)(f)		1,021,827	110,091,641
Edison International(a)(f)		805,239	64,290,282
Evergy, Inc.(a)(f)		390,201	24,016,872
Net Power, Inc.(a)(c)(f)		731,336	7,744,848
NextEra Energy, Inc.(a)(f)		1,832,381	131,363,394
PPL Corp.(a)(f)		3,566,814	115,778,782
Public Service Enterprise Group, Inc.(a)(f)		828,787	70,024,214
Southern Co.(a)		1,116,096	91,877,023
Xcel Energy, Inc.(a)		243,495	16,440,782

			812,506,726

GAS DISTRIBUTION	7.4%
NiSource, Inc.(a)		3,450,657	126,846,151
Sempra(a)(f)		499,673	43,831,316

			170,677,467

MIDSTREAM	7.9%
Cheniere Energy, Inc.(a)		142,154	30,544,630
Delek Logistics Partners LP		190,528	8,051,713
Energy Transfer LP(a)(f)		1,606,191	31,465,282
Kinder Morgan, Inc.(a)		493,337	13,517,434
Kinetik Holdings, Inc.(a)(e)(f)		634,229	35,967,126
MPLX LP(a)(f)		514,959	24,645,938
ONEOK, Inc.(a)(f)		165,259	16,592,004
Plains All American Pipeline LP(a)(f)		1,264,432	21,596,498

			182,380,625

RAILWAYS	7.5%
CSX Corp.(a)(f)		1,795,731	57,948,239
Norfolk Southern Corp.(a)(e)(f)		204,941	48,099,653
Union Pacific Corp.(a)		289,111	65,928,872

			171,976,764

TOTAL UNITED STATES			1,525,416,820

TOTAL COMMON STOCK (Identified cost—$2,108,338,708)			2,622,093,723

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Shares/Units	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	3.7%
BERMUDA	0.0%
INSURANCE
RenaissanceRe Holdings Ltd., 5.75%, Series F(a)(g)		7,000	$156,870

CANADA	0.2%
UTILITIES
Algonquin Power & Utilities Corp., 9.817% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19‑A(a)(h)		89,073	2,246,421
Brookfield BRP Holdings Canada, Inc., 4.625%(a)(g)		100,000	1,578,000

			3,824,421

NETHERLANDS	0.0%
INSURANCE
AEGON Funding Co. LLC, 5.10%, due 12/15/49(a)		65,287	1,325,326

UNITED STATES	3.5%
BANKING	1.2%
Bank of America Corp., 5.375%, Series KK(a)(g)		61,831	1,401,709
Bank of America Corp., 6.00%, Series GG(a)(g)		184,373	4,642,512
JPMorgan Chase & Co., 5.75%, Series DD(a)(g)		159,744	4,020,757
Morgan Stanley, 6.375%, Series I(a)(g)		118,969	2,986,122
Morgan Stanley, 6.625%, Series Q(g)		100,000	2,651,000
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(g)(i)		81,114	1,966,203
Wells Fargo & Co., 4.375%, Series CC(a)(g)		58,968	1,112,136
Wells Fargo & Co., 4.70%, Series AA(a)(g)		142,405	2,846,676
Wells Fargo & Co., 4.75%, Series Z(a)(g)		206,575	4,214,130
Wells Fargo & Co., 5.625%, Series Y(a)(g)		65,803	1,612,174
Wells Fargo & Co., 7.50%, Series L (Convertible)(g)		172	205,421

			27,658,840

CONSUMER DISCRETIONARY PRODUCTS	0.2%
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62(a)		144,325	3,524,417

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 6.75%, Series 3(a)(g)		137,935	3,418,029
CHS, Inc., 7.10%, Series 2(a)(g)		135,283	3,417,249

			6,835,278

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Shares/Units	Value
FINANCIAL SERVICES	0.2%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64		32,128	$791,313
Brookfield Oaktree Holdings LLC, 6.55%, Series B(a)(g)		66,071	1,370,973
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(g)		100,000	2,177,000
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		70,000	1,247,400

			5,586,686

INSURANCE	0.6%
Allstate Corp., 7.375%, Series J(a)(g)		98,834	2,630,961
Arch Capital Group Ltd., 5.45%, Series F(a)(g)		80,000	1,696,800
Athene Holding Ltd., 4.875%, Series D(a)(g)		55,443	1,019,597
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(g)(i)		115,223	2,806,832
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(i)		87,725	2,199,266
Enstar Group Ltd., 7.00% to 9/1/28, Series D(g)(i)		29,948	609,442
Equitable Holdings, Inc., 5.25%, Series A(a)(g)		52,000	1,063,920
MetLife, Inc., 5.625%, Series E(a)(g)		86,560	2,037,622
Voya Financial, Inc., 5.35% to 9/15/29, Series B(a)(g)(i)		7,267	168,813

			14,233,253

TELECOMMUNICATIONS	0.3%
AT&T, Inc., 4.75%, Series C(a)(g)		182,869	3,629,949
AT&T, Inc., 5.00%, Series A(a)(g)		13,078	275,161
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(a)		94,315	2,110,770

			6,015,880

UTILITIES	0.7%
CMS Energy Corp., 5.875%, due 10/15/78(a)		63,498	1,456,009
CMS Energy Corp., 5.875%, due 3/1/79(a)		196,996	4,556,517
Duke Energy Corp., 5.75%, Series A(a)(g)		71,350	1,739,513
SCE Trust VIII, 6.95%, Series N(g)		38,033	967,179
Sempra, 5.75%, due 7/1/79(a)		150,675	3,420,323
Southern Co., 4.95%, due 1/30/80, Series 2020(a)		230,000	4,761,000

			16,900,541

TOTAL UNITED STATES			80,754,895

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$92,288,735)			86,061,512

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*	Value
PREFERRED SECURITIES—OVER‑THE‑COUNTER	22.0%
AUSTRALIA	0.3%
BANKING	0.2%
Australia & New Zealand Banking Group Ltd., 6.75% to 6/15/26(a)(d)(g)(i)(j)		4,000,000	$4,064,132

INSURANCE	0.1%
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46(a)(i)(k)		1,800,000	1,805,696

TOTAL AUSTRALIA			5,869,828

CANADA	2.8%
BANKING	0.6%
Bank of Nova Scotia, 4.90% to 6/4/25(a)(g)(i)		1,840,000	1,825,454
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84(a)(i)		3,200,000	3,375,251
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82(a)(i)		3,400,000	3,617,230
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82(a)(i)		4,200,000	4,388,245

			13,206,180

PIPELINES	1.8%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20‑A(a)(f)(i)		5,980,000	5,787,105
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16‑A(a)(i)		4,155,000	4,122,354
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78(a)(f)(i)		5,913,000	5,851,998
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83(a)(f)(i)		3,985,000	4,028,907
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83(a)(i)		1,920,000	2,019,239
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5(a)(i)		3,820,000	4,003,883
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84(a)(i)		2,060,000	2,293,095
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79(a)(f)(i)		5,008,000	4,831,328
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82(a)(i)		2,500,000	2,373,681
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16‑A(a)(f)(i)		6,499,000	6,428,637

			41,740,227

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*	Value
UTILITIES	0.4%
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54(d)(i)		2,100,000	$2,116,734
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A(a)(f)(i)		7,268,000	7,332,969

			9,449,703

TOTAL CANADA			64,396,110

FINLAND	0.1%
BANKING
Nordea Bank Abp, 6.625% to 3/26/26(a)(d)(g)(i)(j)		1,400,000	1,407,731

FRANCE	1.8%
BANKING
BNP Paribas SA, 7.00% to 8/16/28(a)(d)(g)(i)(j)		1,000,000	1,002,305
BNP Paribas SA, 7.375% to 8/19/25(a)(d)(f)(g)(i)(j)		6,200,000	6,248,317
BNP Paribas SA, 7.75% to 8/16/29(a)(d)(g)(i)(j)		3,200,000	3,279,280
BNP Paribas SA, 8.50% to 8/14/28(a)(d)(g)(i)(j)		2,000,000	2,089,022
BNP Paribas SA, 9.25% to 11/17/27(a)(d)(f)(g)(i)(j)		7,200,000	7,702,611
Credit Agricole SA, 8.125% to 12/23/25(a)(d)(g)(i)(j)		3,950,000	4,034,234
Societe Generale SA, 6.75% to 4/6/28(a)(d)(g)(i)(j)		4,000,000	3,769,070
Societe Generale SA, 8.00% to 9/29/25(a)(d)(g)(i)(j)		2,200,000	2,225,522
Societe Generale SA, 8.125% to 11/21/29(d)(g)(i)(j)		2,600,000	2,555,261
Societe Generale SA, 9.375% to 11/22/27(a)(d)(g)(i)(j)		2,400,000	2,500,766
Societe Generale SA, 10.00% to 11/14/28(a)(d)(g)(i)(j)		5,000,000	5,343,070

			40,749,458

GERMANY	0.1%
BANKING
Commerzbank AG, 7.50% to 10/9/30(g)(i)(j)(k)		3,000,000	2,998,125

ITALY	0.2%
BANKING
Intesa Sanpaolo SpA, 7.70% to 9/17/25(a)(d)(g)(i)(j)		3,900,000	3,909,834

JAPAN	0.2%
INSURANCE
Sumitomo Life Insurance Co., 5.875% to 1/18/34(a)(d)(f)(g)(i)		4,400,000	4,380,716

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*	Value
NETHERLANDS	0.8%
BANKING	0.7%
ING Groep NV, 5.75% to 11/16/26(a)(f)(g)(i)(j)		5,000,000	$4,938,227
ING Groep NV, 6.50% to 4/16/25(a)(g)(i)(j)		2,600,000	2,606,787
ING Groep NV, 7.25% to 11/16/34(g)(i)(j)(k)		1,800,000	1,808,108
ING Groep NV, 8.00% to 5/16/30(g)(i)(j)(k)		5,400,000	5,672,025

			15,025,147

INSURANCE	0.1%
Aegon Ltd., 5.50% to 4/11/28, due 4/11/48(a)(i)		2,875,000	2,832,056

TOTAL NETHERLANDS			17,857,203

SPAIN	0.8%
BANKING
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9(a)(f)(g)(i)(j)		1,800,000	1,797,394
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29(a)(g)(i)(j)		4,000,000	4,363,692
Banco Santander SA, 8.00% to 2/1/34(g)(i)(j)		3,800,000	3,938,518
Banco Santander SA, 9.625% to 11/21/28(a)(g)(i)(j)		4,400,000	4,845,359
Banco Santander SA, 9.625% to 5/21/33(a)(g)(i)(j)		3,800,000	4,389,505

			19,334,468

SWEDEN	0.2%
BANKING
Swedbank AB, 7.75% to 3/17/30(g)(i)(j)(k)		4,400,000	4,533,672

SWITZERLAND	1.6%
BANKING	0.9%
Credit Suisse Group AG, 5.25%, Claim(c)(d)(g)(j)(l)(m)		1,600,000	136,000
Credit Suisse Group AG, 6.375%, Claim(c)(d)(g)(j)(l)(m)		2,000,000	170,000
Credit Suisse Group AG, 7.50%, Claim(c)(d)(g)(j)(l)(m)		600,000	51,000
UBS Group AG, 6.875% to 8/7/25(a)(g)(i)(j)(k)		5,400,000	5,414,121
UBS Group AG, 6.85% to 9/10/29(d)(g)(i)(j)		2,600,000	2,578,098
UBS Group AG, 9.25% to 11/13/28(a)(d)(f)(g)(i)(j)		7,000,000	7,584,999
UBS Group AG, 9.25% to 11/13/33(a)(d)(f)(g)(i)(j)		5,200,000	5,971,841

			21,906,059

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*	Value
INSURANCE	0.7%
Argentum Netherlands BV for Swiss Re Ltd., 5.524% to 8/15/27(g)(i)(k)		3,120,000	$3,098,894
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52(a)(i)(k)		3,700,000	3,698,993
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48(a)(i)(k)		5,800,000	5,760,197
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51(i)(k)		4,000,000	3,419,790

			15,977,874

TOTAL SWITZERLAND			37,883,933

UNITED KINGDOM	2.3%
BANKING	1.9%
Barclays PLC, 8.00% to 3/15/29(g)(i)(j)		2,000,000	2,074,149
Barclays PLC, 9.625% to 12/15/29(a)(f)(g)(i)(j)		9,800,000	10,808,136
HSBC Holdings PLC, 6.00% to 5/22/27(g)(i)(j)		2,600,000	2,548,592
HSBC Holdings PLC, 6.50% to 3/23/28(a)(g)(i)(j)		2,800,000	2,790,342
HSBC Holdings PLC, 6.875% to 9/11/29(g)(i)(j)		4,400,000	4,390,902
Lloyds Banking Group PLC, 6.75% to 9/27/31(g)(i)(j)		4,000,000	3,835,609
Lloyds Banking Group PLC, 7.50% to 9/27/25(a)(g)(i)(j)		3,400,000	3,435,248
NatWest Group PLC, 6.00% to 12/29/25(a)(g)(i)(j)		2,000,000	1,994,199
NatWest Group PLC, 8.00% to 8/10/25(a)(f)(g)(i)(j)		6,000,000	6,070,086
NatWest Group PLC, 8.125% to 11/10/33(g)(i)(j)		3,000,000	3,202,581
Standard Chartered PLC, 7.875% to 3/8/30(d)(g)(i)(j)		2,000,000	2,082,487

			43,232,331

INSURANCE	0.1%
Beazley Insurance DAC, 5.50%, due 9/10/29(k)		2,600,000	2,551,250
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41(a)(i)(k)		1,300,000	1,207,375

			3,758,625

TELECOMMUNICATIONS	0.3%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81(a)(i)		2,090,000	1,852,519
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79(a)(f)(i)		4,500,000	4,615,564

			6,468,083

TOTAL UNITED KINGDOM			53,459,039

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*		Value
UNITED STATES	10.8%
BANKING	4.7%
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(g)(i)		2,682,000		$2,691,876
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(f)(g)(i)		7,429,000		7,427,799
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(f)(g)(i)		6,000,000		6,048,438
Bank of New York Mellon Corp., 4.625% to 9/20/26, Series F(a)(g)(i)		3,500,000		3,425,940
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(f)(g)(i)		6,983,000		6,762,651
Charles Schwab Corp., 5.375% to 6/1/25, Series G(a)(g)(i)		2,936,000		2,927,705
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(f)(g)(i)		3,250,000		3,163,616
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(f)(g)(i)		2,310,000		2,202,451
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(f)(g)(i)		5,569,000		5,570,200
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(f)(g)(i)		7,850,000		7,873,393
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(g)(i)		3,800,000		3,968,468
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(g)(i)		2,000,000		1,991,003
CoBank ACB, 6.25% to 10/1/26, Series I(g)(i)		2,866,000		2,861,733
First Horizon Bank, 5.788% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(d)(g)(h)		1,806	†	1,343,213
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(g)(i)		4,170,000		3,994,455
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(g)(i)		1,000,000		956,977
Goldman Sachs Group, Inc., 7.379% to 2/10/25, Series Q(a)(g)(i)		1,000,000		1,001,094
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(g)(i)		2,290,000		2,394,686
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(g)(i)		1,000,000		957,908
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(g)(i)		894,000		876,966
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(g)(i)		2,000,000		2,093,477
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(f)(g)(i)		4,450,000		4,480,309

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*	Value
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(g)(i)		2,000,000	$2,023,828
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(g)(i)		1,849,000	1,838,163
State Street Corp., 6.70% to 3/15/29, Series I(a)(g)(i)		4,000,000	4,089,024
State Street Corp., 6.70% to 9/15/29, Series J(a)(f)(g)(i)		3,000,000	3,069,107
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(g)(i)		2,109,000	2,049,028
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(g)(i)		500,000	489,808
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(g)(i)		1,500,000	1,482,777
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(f)(g)(i)		5,032,000	4,892,338
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(g)(i)		2,796,000	2,797,927
Wells Fargo & Co., 5.95%, due 12/15/36(a)(f)		2,830,000	2,840,263
Wells Fargo & Co., 6.85% to 9/15/29(g)(i)		4,000,000	4,138,602
Wells Fargo & Co., 7.625% to 9/15/28(a)(g)(i)		3,390,000	3,605,684

			108,330,907

ENERGY	0.1%
BP Capital Markets PLC, 4.875% to 3/22/30(g)(i)		2,550,000	2,437,816

FINANCIAL SERVICES	0.2%
Discover Financial Services, 6.125% to 6/23/25, Series D(g)(i)		5,566,000	5,549,314

HEALTH CARE	0.1%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(i)		3,000,000	3,017,566

INSURANCE	2.3%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(f)(i)		3,700,000	3,764,594
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(i)		4,080,000	4,067,375
Corebridge Financial, Inc., 6.375% to 9/15/34, due 9/15/54(i)		2,000,000	1,991,322
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(f)(i)		7,170,000	7,360,620
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(d)(i)		2,600,000	2,726,108
Liberty Mutual Group, Inc., 7.80%, due 3/15/37(a)(d)		1,680,000	1,872,001
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(g)(i)		2,500,000	2,735,815
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(d)(f)		5,850,000	6,395,138
MetLife, Inc., 9.25%, due 4/8/38(a)(d)(f)		6,500,000	7,652,717

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*	Value
MetLife, Inc., 10.75%, due 8/1/39(a)		1,000,000	$1,336,165
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(a)(f)(i)		1,600,000	1,524,596
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(a)(f)(i)		4,500,000	4,511,516
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(i)		1,200,000	1,237,158
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(f)(i)		3,000,000	3,133,245
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(g)(i)		1,310,000	1,382,395

			51,690,765

PIPELINES	0.5%
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(g)(i)		3,357,000	3,377,481
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(d)(g)(i)		8,005,000	8,382,268

			11,759,749

UTILITIES	2.9%
AES Corp., 7.60% to 10/15/29, due 1/15/55(i)		2,000,000	2,055,247
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(i)		4,200,000	3,969,847
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(i)		2,200,000	2,275,401
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(a)(i)		3,780,000	3,870,863
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(i)		3,510,000	3,619,245
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a)(i)		1,125,000	1,067,535
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(f)(g)(i)		8,000,000	7,786,223
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(i)		4,180,000	4,345,438
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(i)		3,800,000	3,882,566
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(d)(i)		2,000,000	2,085,608
National Rural Utilities Cooperative Finance Corp., 7.125% to 6/15/28, due 9/15/53(a)(f)(i)		2,240,000	2,316,758
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(f)(i)		3,438,000	3,368,300
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(f)(i)		4,000,000	4,081,175
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(i)		1,500,000	1,540,473

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Principal Amount*	Value
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(i)		3,000,000	$3,061,826
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(i)		2,500,000	2,398,203
Sempra, 4.875% to 10/15/25(a)(f)(g)(i)		5,780,000	5,719,234
Sempra, 6.40% to 7/1/34, due 10/1/54(i)		3,520,000	3,498,971
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(i)		3,000,000	3,041,006
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(a)(f)(i)		3,000,000	2,944,989

			66,928,908

TOTAL UNITED STATES			249,715,025

TOTAL PREFERRED SECURITIES—OVER‑THE‑COUNTER (Identified cost—$496,249,554)			506,495,142

CORPORATE BONDS	0.6%
ITALY	0.0%
UTILITIES
Enel Finance International NV, 7.50%, due 10/14/32(a)(d)		400,000	445,951

UNITED STATES	0.6%
REAL ESTATE	0.2%
Realty Income Corp., 3.40%, due 1/15/30(a)(f)		3,060,000	2,845,331
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(d)(f)		1,700,000	1,715,809

			4,561,140

UTILITIES	0.4%
American Electric Power Co., Inc., 5.75%, due 11/1/27(a)		1,015,000	1,040,422
Southern California Edison Co., 5.85%, due 11/1/27(a)(f)		1,000,000	1,028,991
Southern Co., 5.113%, due 8/1/27(a)(f)		6,000,000	6,053,874

			8,123,287

TOTAL UNITED STATES			12,684,427

TOTAL CORPORATE BONDS (Identified cost—$12,877,345)			13,130,378

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

		Shares/Units	Value
WARRANTS	0.0%
UNITED STATES	0.0%
Net Power, Inc., strike price $11.50, expires 3/12/26(a)(c)		182,834	$658,074

TOTAL WARRANTS (Identified cost—$621,635)			658,074

SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.42%(n)		4,494,582	4,494,582
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.43%(n)		9,741,908	9,741,908

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,236,490)			14,236,490

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,724,612,467)	140.6%		3,242,675,319
WRITTEN OPTION CONTRACTS (Premiums received—$85,109)	(0.0)		(179,560)
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.6)		(936,967,265)

NET ASSETS	100.0%		$2,305,528,494

Exchange-Traded Option Contracts
Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Put—Norfolk Southern Corp.	$240.00	1/17/25	(268)	$(6,289,960)	$(85,109)	$(179,560)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$255,000,000	0.670%	Monthly	4.604%(p)	Monthly	9/15/25	$6,944,765	$(16,859)	$6,961,624
212,500,000	1.240%	Monthly	4.604%(p)	Monthly	2/3/26	7,379,577	(3,158)	7,382,735
85,000,000	0.898%	Monthly	4.604%(p)	Monthly	5/1/26	3,928,640	(10,601)	3,939,241
255,000,000	1.237%	Monthly	4.604%(p)	Monthly	9/15/27	19,494,883	(37,066)	19,531,949

						$37,747,865	$(67,684)	$37,815,549

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the year ended December 31, 2024.
Glossary of Portfolio Abbreviations

OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.
*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $2,002,910,344 in aggregate has been pledged as collateral.
(b)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non–income producing security.
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $155,727,061 which represents 6.8% of the net assets of the Fund, of which 0.0% are illiquid.

(e)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $4,880,003 in aggregate has been pledged as collateral.
(f)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $877,643,874 in aggregate has been rehypothecated.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2024

(h)	Variable rate. Rate shown is in effect at December 31, 2024.
(i)	Security converts to floating rate after the indicated fixed–rate coupon period.
(j)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $157,160,957 which represents 6.8% of the net assets of the Fund (4.8% of the managed assets of the Fund).

(k)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $41,968,246 which represents 1.8% of the net assets of the Fund, of which 0.0% are illiquid.

(l)	Security is in default.
(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven–day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD‑SOFR‑OIS. Represents rates in effect at December 31, 2024.

Sector Summary	% of Managed Assets
Electric	33.7
Midstream	13.6
Banking	9.4
Gas Distribution	8.3
Communications	6.3
Railways	6.2
Airports	6.2
Toll Roads	3.8
Utilities	3.2
Insurance	3.0
Marine Ports	2.5
Pipelines	1.6
Other	2.2

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024

ASSETS:
Investments in securities, at value(a) (Identified cost—$2,724,612,467)	$3,242,675,319
Cash	273,937
Cash collateral pledged for interest rate swap contracts	9,857,253
Foreign currency, at value (Identified cost—$1,087,518)	1,083,767
Receivable for:
Dividends and interest	14,664,146
Variation margin on interest rate swap contracts	118,611
Other assets	8,280

Total Assets	3,268,681,313

LIABILITIES:
Written option contracts, at value (Premiums received—$85,109)	179,560
Payable for:
Credit agreement	950,000,000
Interest expense	4,273,153
Foreign capital gains tax	4,005,928
Investment management fees	2,382,056
Investment securities purchased	1,518,180
Administration fees	168,145
Directors’ fees	254
Other liabilities	625,543

Total Liabilities	963,152,819

NET ASSETS	$2,305,528,494

NET ASSETS consist of:
Paid‑in capital	$1,729,441,706
Total distributable earnings/(accumulated loss)	576,086,788

$2,305,528,494

NET ASSET VALUE PER SHARE:
($2,305,528,494 ÷ 96,613,369 shares outstanding)	$23.86

MARKET PRICE PER SHARE	$24.04

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	0.75%

(a)	Includes $2,002,910,344 pledged as collateral, of which $877,643,874 has been rehypothecated in connection with the Fund’s credit agreement, as described in Note 7.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2024

Investment Income:
Dividend income (net of $4,626,440 of foreign withholding tax)	$109,871,004
Interest income	28,765,665
European Union tax reclaims (See Note 1)	973,222

Total Investment Income	139,609,891

Expenses:
Interest expense	56,476,708
Investment management fees	27,492,914
Administration fees	2,242,845
Shareholder reporting expenses	938,192
Custodian fees and expenses	233,643
European Union tax reclaim fees (See Note 1)	194,645
Professional fees	146,277
Directors’ fees and expenses	95,496
Transfer agent fees and expenses	22,830
Miscellaneous	429,939

Total Expenses	88,273,489

Net Investment Income (Loss)	51,336,402

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $1,100,686 of foreign capital gains tax)	116,380,076
Written option contracts	2,324,068
Interest rate swap contracts	35,521,157
Foreign currency transactions	(983,467)

Net realized gain (loss)	153,241,834

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $761,669)	89,728,113
Written option contracts	(171,468)
Interest rate swap contracts	(19,767,947)
Foreign currency translations	(99,646)

Net change in unrealized appreciation (depreciation)	69,689,052

Net Realized and Unrealized Gain (Loss)	222,930,886

Net Increase (Decrease) in Net Assets Resulting from Operations	$274,267,288

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Change in Net Assets:
From Operations:
Net investment income (loss)	$51,336,402	$44,364,276
Net realized gain (loss)	153,241,834	107,698,302
Net change in unrealized appreciation (depreciation)	69,689,052	(115,902,216)

Net increase (decrease) in net assets resulting from operations	274,267,288	36,160,362

Distributions to shareholders	(179,439,120)	(149,341,710)
Tax return of capital to shareholders	—	(29,565,253)

Total distributions	(179,439,120)	(178,906,963)

Capital Stock Transactions:
Issued as reinvestment of dividends and distributions (See Note 6)	6,577,662	3,330,799
Net proceeds from sale of shares (See Note 6)	—	9,166,432 (a)

Net increase (decrease) in net assets from capital stock transactions	6,577,662	12,497,231

Total increase (decrease) in net assets	101,405,830	(130,249,370)
Net Assets:
Beginning of year	2,204,122,664	2,334,372,034

End of year	$2,305,528,494	$2,204,122,664

(a)	Net of offering costs of $8,061 and sales charges of $74,026.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2024

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$274,267,288
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,025,576,285)
Proceeds from sales and maturities of long-term investments	1,128,058,066
Net purchases, sales and maturities of short-term investments	(2,639,641)
Net amortization of premium (accretion of discount) on investments in securities	1,142,658
Net (increase) decrease in dividends and interest receivable and other assets	474,685
Net (increase) decrease in receivable for variation margin on interest rate swap contracts	(253,653)
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(573,593)
Net increase (decrease) in premiums received from written option contracts	(404,916)
Net change in unrealized (appreciation) depreciation on written option contracts	171,468
Net change in unrealized (appreciation) depreciation on investments in securities (net of $761,669 of foreign capital gains tax)	(89,728,113)
Net realized (gain) loss on investments in securities (net of $1,100,686 of foreign capital gains tax)	(116,380,076)

Cash provided by (used for) operating activities	168,557,888

Cash Flows from Financing Activities:
Dividends and distributions paid	(173,607,056)

Increase (decrease) in cash and restricted cash	(5,049,168)
Cash and restricted cash at beginning of year (including foreign currency)	16,264,125

Cash and restricted cash at end of year (including foreign currency)	$11,214,957

Supplemental Disclosure of Cash Flow Information:
For the year ended December 31, 2024, interest paid was $57,302,152 and reinvestment of dividends was $6,577,662.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$273,937
Restricted cash	9,857,253
Foreign currency	1,083,767

Total cash and restricted cash shown on the Statement of Cash Flows	$11,214,957

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	2024	2023	2022	2021	2020
Net asset value, beginning of year	$22.88	$24.36	$28.28	$24.62	$27.73

Income (loss) from investment operations:

Net investment income (loss)(a)	0.53 (b)	0.46 (c)	0.50	0.56	0.41
Net realized and unrealized gain (loss)	2.31	(0.08)	(2.56)	4.95	(1.66)

Total from investment operations	2.84	0.38	(2.06)	5.51	(1.25)

Less dividends and distributions to shareholders from:

Net investment income	(0.89)	(0.84)	(0.64)	(0.54)	(0.41)
Net realized gain	(0.97)	(0.71)	(1.22)	(1.32)	(1.45)
Tax return of capital	—	(0.31)	—	—	—

Total dividends and distributions to shareholders	(1.86)	(1.86)	(1.86)	(1.86)	(1.86)

Anti-dilutive effect from the issuance of shares	—	0.00 (d)	0.00 (d)	0.01	—

Net increase (decrease) in net asset value	0.98	(1.48)	(3.92)	3.66	(3.11)

Net asset value, end of year	$23.86	$22.88	$24.36	$28.28	$24.62

Market value, end of year	$24.04	$21.24	$23.99	$28.50	$25.82

Total net asset value return(e)	12.75%	2.08%	-7.42%	23.10%	-3.66%

Total market value return(e)	22.37%	-3.77%	-9.53%	18.29%	6.94%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
Ratios/Supplemental Data:	2024		2023		2022	2021	2020

Net assets, end of year (in millions)	$2,305.5		$2,204.1		$2,334.4	$2,685.3	$2,304.1

Ratios to average daily net assets:

Expenses	3.86	%(b)	3.97%		2.44%	2.19%	2.53%

Expenses (excluding interest expense)	1.39	%(b)	1.39%		1.34%	1.34%	1.35%

Net investment income (loss)	2.25	%(b)	2.02	%(c)	1.94%	2.10%	1.73%

Ratio of expenses to average daily managed assets(f)	2.73%		2.77%		1.76%	1.59%	1.83%

Portfolio turnover rate	32%		40%		38%	47%	54%

Credit Agreement:

Asset coverage ratio for credit agreement	343%		332%		346%	383%	371%

Asset coverage per $1,000 for credit agreement	$ 3,427		$ 3,320		$ 3,457	$ 3,827	$ 3,711

Amount of loan outstanding (in millions)	$ 950.0		$ 950.0		$ 950.0	$ 950.0	$ 850.0

(a)	Calculation based on average shares outstanding.
(b)
Reflects income and expenses from European Union tax reclaims. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.52, and the ratio of net investment income (loss) to average daily net assets would have been 2.22%. Additionally, the ratios of expenses to average daily net assets (including and excluding interest expense) include expenses related to the tax reclaims, however, the impact to both ratios is less than 0.01%.

(c)
Reflects income from European Union tax reclaims, including related interest income. Had the Fund not received these proceeds, the net investment income (loss) per share would have been $0.40, and the ratio of net investment income (loss) to average daily net assets would have been 1.75%.

(d)	Amount is less than $0.005.
(e)
Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(f)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed‑end management investment company. The Fund’s investment objective is total return with emphasis on income.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at net asset value (NAV).
The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a‑5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
Foreign equity fair value pricing procedures utilized by the Fund may cause certain non‑U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the inputs used as of December 31, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Thailand	$—	$38,643,850	$—		$38,643,850
Other Countries	2,583,449,873	—	—		2,583,449,873
Preferred Securities— Exchange-Traded	86,061,512	—	—		86,061,512
Preferred Securities—Over‑the‑Counter:
Switzerland	—	37,526,933	357,000	(a)	37,883,933
Other Countries	—	468,611,209	—		468,611,209
Corporate Bonds	—	13,130,378	—		13,130,378
Warrants	658,074	—	—		658,074
Short-Term Investments	—	14,236,490	—		14,236,490

Total Investments in Securities(b)	$2,670,169,459	$572,148,860	$357,000		$3,242,675,319

Interest Rate Swap Contracts	$—	$37,815,549	$—		$37,815,549

Total Derivative Assets(b)	$—	$37,815,549	$—		$37,815,549

Written Option Contracts	$(179,560)	$—	$—		$(179,560)

Total Derivative Liabilities(b)	$(179,560)	$—	$—		$(179,560)

(a)	Securities have been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as Level 3 securities.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and MLPs and actual amounts may differ from the estimated amounts.
Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is

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NOTES TO FINANCIAL STATEMENTS—(Continued)

exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.
Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.
The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year. For the year ended December 31, 2024, the Fund paid distributions from net investment income and net realized gain.
Distributions Subsequent to December 31, 2024: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex‑Date/Record Date	Payable Date	Amount
1/14/25	1/31/25	$0.155
2/11/25	2/28/25	$0.155
3/11/25	3/31/25	$0.155
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. As a result of several court rulings in certain European countries, the tax authorities of France recently refunded the Fund for tax withheld in prior years. These tax reclaim payments are included in European Union tax reclaims on the Statement of Operations. Expenses incurred related to the tax reclaims, that are contingent upon successful receipt of such tax reclaims, are reflected in European Union tax reclaim fees in the Statement of Operations. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non‑U.S. markets are subject to non‑U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non‑U.S. taxes due upon the sale of these securities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2024, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.
Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non‑U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the year ended December 31, 2024, the Fund incurred $1,940,676 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement..
Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $19,007 for the year ended December 31, 2024.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2024, totaled $1,023,267,734 and $1,116,426,727, respectively.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments
The following tables present the value of derivatives held at December 31, 2024 and the effect of derivatives held during the year ended December 31, 2024, if any, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Equity Risk:
Written Option Contracts— Exchange‑Traded(a)	—	$—		Written option contracts, at value	$179,560
Interest Rate Risk:
Interest Rate Swap Contracts(a)	Receivable for variation margin on interest rate swap contracts	37,815,549	(b)	—	—

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)
Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$128,597	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	2,324,068	(171,468)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	35,521,157	(19,767,947)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the monthly average volume of the Fund’s option contracts activity for the year ended December 31, 2024:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a)(b)	$7,684,715	$19,799,180

(a)
Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month‑end. For the period, this represents two months for purchased option contracts and eleven months for written option contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
Note 5. Income Tax Information
The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2024	2023
Ordinary income	$85,390,797	$98,934,622
Long-term capital gain	94,048,323	50,407,088
Tax return of capital	—	29,565,253

Total dividends and distributions	$179,439,120	$178,906,963

As of December 31, 2024, the tax‑basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,730,055,345

Gross unrealized appreciation on investments	$658,880,413
Gross unrealized depreciation on investments	(112,629,888)

Net unrealized appreciation (depreciation) on investments	$546,250,525

Undistributed ordinary income	$12,122,044

Undistributed long-term capital gains	$16,745,571

As of December 31, 2024, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, passive foreign investment companies, certain fixed-income securities and partnership investments and permanent book/tax differences primarily attributable to certain fixed-income securities. To reflect reclassifications arising from the permanent differences, paid‑in capital was credited $313,725, and total distributable earnings/(accumulated loss) was charged $313,725. Net assets were not affected by this reclassification.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Capital Stock
The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.
During the year ended December 31, 2024, the Fund issued 277,392 shares of common stock at $6,577,662 for the reinvestment of dividends. During the year ended December 31, 2023, the Fund issued 140,170 shares of common stock at $3,330,799 for the reinvestment of dividends.
On December 12, 2023, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2024 through December 31, 2024.
On December 10, 2024, the Board of Directors approved the continuation of the Share Repurchase Program of up to 10% of the Fund’s common shares outstanding as of January 1, 2025 through December 31, 2025.
During the years ended December 31, 2024 and December 31, 2023, the Fund did not effect any repurchases.
On August 5, 2021, the Fund filed with the SEC an automatically effective shelf registration statement on Form N‑2 allowing for the delayed or continuous offering of up to $225,000,000 aggregate initial offering price of shares of common stock or rights to subscribe for shares of common stock.
On August 9, 2021, the Fund entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 7,750,000 shares of common stock, from time to time, through the Distributor, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, and filed a prospectus supplement with respect to such at‑the‑market program. The minimum price on any day at which shares of common stock may be sold will not be less than the then current NAV per common share plus any commissions to be paid to the Distributor. Certain offering costs incurred by the Fund in connection with the shelf offering are recorded as a deferred charge which are amortized over the period such additional common shares are sold, not to exceed one year.
For the year ended December 31, 2024, the Fund did not sell shares of common stock in the at‑the‑market program. For the year ended December 31, 2023 the Fund sold 375,370 shares of common stock in the at‑the‑market program and the proceeds from such sales were $9,166,432, net of offering costs and sales charges of $8,061 and $74,026, respectively.
On August 5, 2024, the Fund’s shelf registration statement expired and therefore the Fund is not permitted to sell shares in the at‑the‑market program until such time as the Fund has an effective registration statement.
Note 7. Borrowings
The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

charge based on Secured Overnight Financing Rate (SOFR)-based variable rates. The commitment amount of the credit agreement is $1,160,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities and/or cash as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and, prior to January 1, 2024, the Fund received a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities (the rehypothecation fee). The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.
On January 1, 2024, the credit agreement was amended to eliminate the rehypothecation fee and reduce the margin upon which the financing charge is calculated.
As of December 31, 2024, the Fund had outstanding borrowings of $950,000,000 at a rate of 5.2%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the year ended December 31, 2024, the Fund borrowed an average daily balance of $950,000,000 at a weighted average borrowing cost of 5.9%.
Note 8. Operating Segments
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment manager and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.
Note 9. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 10. Subsequent Events
Management has evaluated events and transactions occurring after December 31, 2024 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
Cohen & Steers Infrastructure Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Infrastructure Fund, Inc. (the “Fund”) as of December 31, 2024, the related statements of operations and cash flows for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 27, 2025
We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

(The following pages are unaudited)
TAX INFORMATION—2024
For the calendar year ended December 31, 2024, for individual taxpayers, the Fund designates $85,666,241 as qualified dividend income eligible for reduced tax rates and long-term capital gain distributions of $94,048,323. In addition, for corporate taxpayers, 47.12% of the ordinary dividends paid qualified for the dividends received deduction (DRD).
REINVESTMENT PLAN
The Fund has a dividend reinvestment plan commonly referred to as an “opt‑out” plan (the Reinvestment Plan). Each common shareholder who participates in the Reinvestment Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Reinvestment Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.
The Plan Agent serves as agent for the shareholders in administering the Reinvestment Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.
If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex‑dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph. Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.
The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends. The Fund reserves the right to amend or terminate the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at 800‑432‑8224.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866‑227‑0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866‑227‑0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N‑PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N‑PORT is available (i) without charge, upon request, by calling 866‑227‑0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099‑DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c‑1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The following information in this annual shareholder report is a summary of certain information about the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Changes to the Portfolio Management Team
Effective August 1, 2024, William F. Scapell no longer serves as a portfolio manager of the Fund. Ben Morton, Elaine Zaharis-Nikas, Tyler Rosenlicht and Thuy Quynh Dang continue to serve as portfolio managers of the Fund.
CURRENT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.
Investment Objectives
Cohen & Steers Infrastructure Fund, Inc. (the Fund) is a diversified, closed‑end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s investment objective is total return with emphasis on income. The Fund’s investment objective is considered fundamental and may not be changed without stockholder approval.
Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure companies. This 80% investment policy is non‑fundamental and may be changed by the Fund’s Board without stockholder approval. However, the Fund will provide stockholders with written notice at least 60 days’ prior to a change in its 80% investment policy. The Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies. In making investment decisions with respect to common stocks and other equity securities issued by infrastructure companies, the Fund’s investment manager will rely on a fundamental analysis of each company. Securities will be evaluated for their potential to provide an attractive total return through a combination of current income and capital appreciation. The investment manager will review each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The investment manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics. These equity securities can consist of: common stocks; rights or warrants to purchase common stocks; securities convertible into common stocks where the conversion feature represents, in the investment manager’s view, a significant element of the securities’ value; preferred stocks; and equity units. Infrastructure companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, transmission, sale or distribution of electric energy; distribution,

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purification and treatment of water; production, transmission or distribution of natural resources used to produce energy; and provision of communication services, including cable television, satellite, microwave, radio, telephone and other communications media. In addition, infrastructure companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships (MLPs) and their affiliates.
The Fund may also invest up to 25% of its managed assets in energy-related MLPs and their affiliates and Canadian royalty trusts.
An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit- related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.
The Fund may invest in preferred securities and other fixed income securities issued by any type of company. The risks of investing in preferred securities include (i) such securities may be more sensitive to changes in interest rates than common stocks; (ii) certain issuers may, at their discretion,

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defer or omit distributions for a stated period without any adverse consequences to the issuer; (iii) generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments; (iv) may be substantially less liquid than many other securities, such as common stocks; (v) generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods and in certain varying circumstances and (vi) an issuer of preferred securities may redeem the securities prior to a specified date. Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise.
The Fund may invest in securities of closed‑end funds, open‑end funds, ETFs and other investment companies, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act.
The Fund may also invest in foreign securities and emerging market securities. The Fund has no geographic restrictions and expects to invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities.
In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. A small number of companies representing a limited number of industries may account for a significant percentage of an emerging country’s overall market and trading volume. Emerging market countries may have political and social uncertainties, and their economies may be over-dependent on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices. The Fund may also use short-term debt instruments, government securities, cash or cash equivalents for temporary defensive measures.
The Fund may, but is not required to, use, without limit, various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Although the investment manager may seek to use these kinds of transactions to further the Fund’s investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over‑the‑counter put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as

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forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”
The investment manager is registered with the Commodity Futures Trading Commission as a commodity pool operator (CPO). However, with respect to the Fund, the investment manager has claimed an exclusion from the definition of the CPO under the Commodity Exchange Act, as amended (CEA), pursuant to Commodity Futures Trading Commission (CFTC) Rule 4.5. Accordingly, the investment manager, with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.
Additionally, the Fund’s intention to qualify as a RIC under the Code will potentially limit the extent to which the Fund can engage in certain derivatives transactions.
In making investment decisions with respect to securities purchased by the Fund, the investment manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive level of distributions. Their potential for capital appreciation is also evaluated.
The investment manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, distribution coverage ratio and environmental, social and governance (ESG) factors. The investment manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price to distributable cash flow multiples, distributable cash flow growth rate and distribution yield, among other metrics.
For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of additional common shares issued by the Fund pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments. The Fund may also, at any time, invest fund awaiting investment or to pay dividends and other distributions to stockholders in short-term money market instruments. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.
Use of Leverage
The Fund currently seeks to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize leverage in an amount up to 33 1/3% (as measured immediately after such borrowing) of its managed assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, Borrowings). Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred stock (Preferred Shares) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (Reverse Repurchase Agreements), in an aggregate amount of up to 50% of the Fund’s total assets. The Fund has no current intention to issue

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Preferred Shares or enter into Reverse Repurchase Agreements. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions. The Fund may borrow in both U.S. and foreign (non‑U.S.) currencies.
The Fund may also engage in various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Certain derivatives transactions effect a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful. The net asset value of the Fund’s common shares may be reduced by the issuance or incurrence costs of any leverage. See “Leverage Risk.”
Effects of Leverage. Assuming that leverage in the form of Borrowings represents 29% of the Fund’s managed assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual average rate of approximately 5.2%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.5% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished in response to requirements of the U.S. Securities and Exchange Commission (the SEC). It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of ‑10%, ‑5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 29% of the Fund’s managed assets. See “Leverage Risk” below.

Assumed Portfolio Total Return		–10%		–5%		0%	5%	10%
Common Share Total Return	–	16.2%	–	9.2%	–	2.1%	4.9%	12.0%
Common share total return is comprised of two elements –the net investment income of the Fund after paying expenses, including interest expenses on the Fund’s Borrowings as described above and dividend payments on any preferred shares issued by the Fund and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those securities.
Principal Risks of the Fund
The Fund is a diversified, closed‑end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.
Risk of Market Price Discount from Net Asset Value. Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the

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market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk. Your investment in the Fund represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over‑the‑counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund’s common stock, at any point in time, may be worth less than what was initially invested, even after taking into account the reinvestment of dividends and distributions.
Concentration Risk. Because the Fund may invest 25% or more of its total assets in infrastructure companies, it will be more susceptible to adverse economic or regulatory occurrences affecting these companies. These companies may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
Common Stock Risk. The Fund may invest in common stocks. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

•	high interest costs in connection with capital construction and improvement programs;

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•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
•	inexperience with and potential losses resulting from a developing deregulatory environment;
•	costs associated with compliance with and changes in environmental and other regulations;
•	regulation or adverse actions by various government authorities;
•	government regulation of rates charged to customers;
•	service interruption due to environmental, operational or other mishaps;
•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;
•	technological innovations that may render existing plants, equipment or products obsolete; and
•	general changes in market sentiment towards infrastructure and utilities assets.
Foreign Currency and Currency Hedging Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.
Foreign currency forward contracts, foreign currency futures contracts, over‑the‑counter (OTC) options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Whether or not the Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.
Foreign (Non‑U.S.) and Emerging Market Securities Risk. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

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Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Master Limited Partnership Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or industry sector (for example, the energy sector) or a particular geographic region are subject to risks associated with such industry, sector or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
Energy Sector Risks. The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector has lagged the performance of other sectors or the broader market as a whole. Recent uncertainty in the energy markets has had an adverse effect on energy-related securities, including MLPs, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of companies in the energy sector.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of companies in the energy sector to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of companies in the energy sector.
•	Extreme weather or other natural disasters could impact the value of companies in the energy sector.

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•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for securities of companies in the energy sector.
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Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Interest Rate Risk to MLPs and Energy Investments. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.
Industry Specific Risks. MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve. These sectors include pipelines, gathering and processing, midstream, exploration and production, propane, coal and marine shipping.
Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the investment manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to common shareholders, would be taxable to such shareholders as ordinary income.
Canadian Royalty Trusts Risk. The royalty trusts in which the Fund may invest are heavily invested in oil and gas and are not diversified. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unit holders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions. An investment in a Canadian royalty trust also could be affected by changes in the Canadian tax treatment of royalty trusts.
Leverage Risk. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the stockholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, stockholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for stockholders. Specifically, in an up market,

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leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to stockholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Preferred Securities Risk. There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk.

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Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

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Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Interest rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that domestic or global economic policies will change). Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

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Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security.

•	Extension Risk. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.
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Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to

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certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.
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Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.

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Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund.

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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the investment manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund.
Credit and Below Investment Grade Securities Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than other debt instruments.

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The Fund may invest in securities that are rated below investment grade. Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Market Disruption and Geopolitical Risk. Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.
Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S.

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Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.
The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”), may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.
Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
Regulatory Risk. Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.
Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Derivatives and Hedging Transactions Risk. The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly

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greater than, the risks associated with investing directly in traditional securities. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non‑standardized derivatives transactions are generally less liquid than exchange-traded instruments. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which once reached, would prevent the liquidation of open positions. If it is not possible to close an open derivative position entered into by the Fund, the Fund may be required to make cash payments of variation (or mark‑to‑market) margin and, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used. The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Furthermore, the ability to successfully use derivative instruments depends on the ability of the investment manager to predict pertinent market movements, which cannot be assured. Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund and may experience losses in the event a counterparty fails to perform its obligations under a derivative contract.
The investment manager is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”). However, with respect to the Fund, the investment manager has claimed an exclusion from the definition of the CPO under the Commodity Exchange Act, as amended (the “CEA”). Accordingly, the investment manager, with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA.
Options Risk. Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for

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example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.
Cybersecurity Risk. With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment manager), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund and the investment manager may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Risks of Securities Linked to the Real Estate Market. The Fund may invest in securities of real estate companies. The Fund does not invest in real estate directly, but is subject to the risks associated with the direct ownership of real estate.
These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs resulting from the clean‑up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;

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•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants;
•	changes in interest rates;
•	financial condition of tenants, buyers and sellers of real estate;
•	quality of maintenance, insurance and management services;
•	falling home prices;
•	failure of borrowers to repay their loans;
•	early payment or restricting of mortgage loans;
•	slower mortgage origination; and
•	rising construction costs.
Thus, the value of the Fund’s common stock may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.
Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non‑convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.
Interest Rate Risk. Interest rate risk is the risk that fixed-income securities, such as preferred and debt securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.
During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would

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cause the value of the Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.
Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (IRS) interpretations of the Code and future changes in tax laws and regulations. Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund and the Fund’s investments.
Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. For purposes of determining the Fund’s NAV, illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.
Anti-Takeover Provisions. Certain provisions of the Fund’s Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time, and together with the Articles Supplementary, is referred to as the “Charter”), and By‑Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund’s structure. The provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open‑end investment company.
Other Investment Companies Risk. To the extent the Fund invests a portion of its assets in investment companies, including open‑end funds, closed‑end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed‑end funds also generally include the risks associated with the Fund’s structure as a closed‑end investment company, including market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non‑diversification. In addition, investments in closed‑end funds may be subject to dilution risk, which is the risk that strategies employed by a closed‑end fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

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The SEC has adopted Rule 12d1‑4 permitting fund of fund arrangements subject to various conditions, and rescinding the present rule and certain exemptive relief previously granted. Rule 12d1‑4 may adversely affect the Fund’s ability to invest in other investment companies and could also significantly affect the Fund’s ability to redeem its investments in other investment companies, making such investments less attractive. The effects of rule and other regulatory changes are not known as of the date of this report, but they could impact the Fund’s ability to achieve its desired investment strategies or cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
The SEC has adopted Rule 12d1‑4 permitting fund of fund arrangements subject to various conditions, and rescinding the present rule and certain exemptive relief previously granted. Once in effect, Rule 12d1‑4 may adversely affect the Fund’s ability to invest in other investment companies and could also significantly affect the Fund’s ability to redeem its investments in other investment companies, making such investments less attractive. The effects of rule and other regulatory changes are not known as of the date of this report, but they could impact the Fund’s ability to achieve its desired investment strategies or cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
Active Management Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Large Shareholder Risk. The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.
Investment Restrictions
The Fund has adopted certain investment limitations limiting the following activities except as specifically authorized. Under these limitations, the Fund may not:
1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;
2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;
3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business,

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including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;
5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one‑third of total assets), through repurchase agreements, and by the purchase of debt securities;
6. Invest more than 25% of its managed assets in securities of issuers in any one industry, except for securities in infrastructure companies;
7. Pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes.
The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” voting securities of the Fund.

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MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co‑administrator, custodian and transfer agent. The management of the Fund’s day‑to‑day operations is delegated to its officers, the investment manager, administrator and co‑administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.
The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) contains additional information about the directors as of the date thereof and additional information about the directors is also included in the Fund’s most recent proxy statement, which are available, without charge, upon request by calling 866-277-0757.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Interested Directors(4)

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President from 2003 to 2024 of the investment manager, and Chief Executive Officer since 2022 and President from 2004 to 2024 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of the investment manager from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of the investment manager.	23	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	CFA; Chief Operating Officer of the investment manager since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	23	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	23	Since 2011
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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

George Grossman 1953	Director	Until Next Election of Directors	Attorney‑at‑law.	23	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) from July 2018 to July 2022; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee Member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; former Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	23	Since 2015
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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	23	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	23	Since 2015
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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; Hambros International Venture Capital Fund from 1988 to 1989.	23	Since 2017
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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Ramona Rogers‑Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees since 2020; and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023 Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	23	Since 2021

(1)	The address for each Director is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the investment manager (Interested Directors).

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The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Principal Occupation During At Least the Past Five Years	Length of Time Served(2)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of the investment manager since 2014. Prior to that, Senior Vice President of the investment manager since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of the investment manager since 2019. Prior to that, Vice President of the investment manager since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of the investment manager since 2019. Prior to that, Vice President of the investment manager since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of the investment manager since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	Since 2019

Benjamin Morton 1974	Vice President	Executive Vice President of the investment manager since 2019. Prior to that, Senior Vice President of investment manager since 2010.	Since 2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of the investment manager since 2018. Prior to that, Vice President of the investment manager since 2015.	Since 2015

Thuy Quynh Dang 1978	Vice President	Vice President of the investment manager since 2011.	Since 2022

Yigal D. Jhirad 1964	Vice President	Senior Vice President of the investment manager since 2007.	Since 2008

[1]	The address of each officer is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
[2]
Officers serve one‑year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non‑affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed‑End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non‑affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non‑affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non‑affiliates.

Joint marketing	A formal agreement between non‑affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS PREFERRED SECURITIES
AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS LOW DURATION PREFERRED
AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS
Joseph M. Harvey
Director and Chair
Adam M. Derechin
Director
Michael G. Clark
Director
George Grossman
Director
Dean A. Junkans
Director
Gerald J. Maginnis
Director
Jane F. Magpiong
Director
Daphne L. Richards
Director
Ramona Rogers-Windsor
Director
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer and Vice President
Benjamin Morton
Vice President
Yigal D. Jhirad
Vice President
Tyler S. Rosenlicht
Vice President
Thuy Quynh Dang
Vice President

KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, NY 10036
(212) 832‑3232
Co‑administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227‑0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	UTF
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Annual Report December 31, 2024
Cohen & Steers
Infrastructure
Fund  (UTF)
UTFAR

(b)
Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX
Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. we encourage you to review the report(s) at the website below:
https://www.cohenandsteers.com/funds/fund-literature
Cohen & Steers Infrastructure Fund, Inc.

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1‑866‑345‑5954
www.FundReports.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”). The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Maginnis and Clark and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the fiscal years ended December 31, 2024 and December 31, 2023 for professional services rendered by the Registrant’s principal accountant were as follows:

	2024	2023
Audit Fees	$53,701	$56,201
Audit-Related Fees	$0	$0
Tax Fees	$26,486	$26,486
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the review of federal and state tax returns and the computation of franchise tax amounts.

(e)(1) The Registrant’s audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2024	2023
Registrant	$26,486	$26,486
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chair), Michael G. Clark and Ramona Rogers-Windsor.

(b) Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•	Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Material failures of risk oversight including, but not limited to:

•	Bribery;

•	Large or serial fines from regulatory bodies;

•	Demonstrably poor risk oversight of environmental and social issues, including climate change;

•	Significant adverse legal judgments or settlements;

•	Hedging of company stock by employees or directors of a company; or

•	Significant pledging of company stock in the aggregate by officers or directors of a company;

•	Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the board identifies, measures and manages such risks; and

•	The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and

•

In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

Board Composition and Gender Diversity

We encourage companies to continue to evolve diversity and inclusion practices. We generally vote against the chair of the nominating committee (or other directors on a case-by-case basis) at companies where the post-election board contains no female directors if the board has not included a female director during the last 12 months and the company has not articulated a plan to include a qualified female nominee.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)2

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

[2]	“SP” refers to a shareholder proposal.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-trigger award vesting upon a CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:

•

The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;

•	Whether implementation of a proposal is likely to enhance or protect shareholder value;

•	Whether a proposal can be implemented at a reasonable cost;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:

•	The general factors listed above; and

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.

In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:

•	The general factors listed above;

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the company identifies, measures and manages such risks; and

•	The company’s approach to climate-related risk as part of governance, strategy, risk management, and metrics and targets.

Social Proposals (SP). Cohen & Steers acknowledges that social considerations can pose significant risks and opportunities. There, Cohen & Steers general votes in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.

Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Information pertaining to the portfolio managers of the Registrant, as of December 31, 2024, is set forth below:

Ben Morton • Vice President • Portfolio manager since 2009	Executive Vice President of C&S since 2019. Prior to that, Senior Vice President of C&S since 2010.

Elaine Zaharis-Nikas • Portfolio manager since 2012	Executive Vice President of C&S since 2025. Prior to that, Senior Vice President of C&S since 2014.

Tyler Rosenlicht • Vice President • Portfolio Manager since 2022	Senior Vice President of C&S since 2018. Prior to that, Vice President of C&S since 2015.

Thuy Quynh Dang • Vice President • Portfolio Manager since 2022	Vice President of C&S since 2011.

C&S utilizes a team-based approach in managing the Registrant. Mr. Morton directs and supervises the execution of the Registrant’s investment strategy, and leads and guides the other members of the team. Ms. Zaharis-Nikas manages the Registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The following tables show, as of December 31, 2024, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category. None of these accounts have an advisory fee which is based on the performance of the account.

Ben Morton	Number of accounts	Total assets

• Registered investment companies	5	$2,053,926,836

• Other pooled investment vehicles	19	$2,462,572,865

• Other accounts	14	$2,777,616,197

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	11	$17,651,961,073

• Other pooled investment vehicles	17	$3,199,153,054

• Other accounts	17	$2,497,273,465

Tyler Rosenlicht	Number of accounts	Total assets

• Registered investment companies	5	$2,053,926,836

• Other pooled investment vehicles	19	$2,462,572,865

• Other accounts	17	$3,000,990,020

Thuy Quynh Dang	Number of accounts	Total assets

• Registered investment companies	3	$872,923,767

• Other pooled investment vehicles	18	$2,410,158,124

• Other accounts	14	$2,777,616,197

Share Ownership. The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2024:

Dollar Range of Securities Owned
Ben Morton	$10,001-$50,000
Elaine Zaharis-Nikas	None
Tyler Rosenlicht	None
Thuy Quynh Dang	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the FTSE Global Core Infrastructure 50/50 Net Tax Index, the ICE BofA Fixed-Rate Preferred Securities Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Registrant’s investment advisor and CNS. While the annual salaries of the investment advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Note: On December 10, 2024, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2025 through December 31, 2025.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2024, the Registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities:	$1,840,294
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split:	—
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split:	—
Administrative fees that are not included in the revenue split:	—
Indemnification fee not included in the revenue split:	—
Rebates paid to borrowers:	—
Other fees relating to the securities lending program not included in the revenue split:	$1,840,294
Aggregate fees/compensation for securities lending activities and related services:	$1,840,294
Net income from securities lending activities:	$0

(b)	During the Registrant’s most recent fiscal year ended December 31, 2024, BNP Paribas Prime Brokerage International, Limited (“BNPP”) served as the Registrant’s securities lending agent.

In connection with the use of a Credit Facility (the “BNP Credit Facility”) with BNPP, the Registrant permits BNPP, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Registrant.

As a securities lending agent, BNPP is responsible for the implementation and administration of the Registrant’s securities lending activities pursuant to the rehypothecation component of the BNP Credit Facility. BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the Registrant at loan termination.

The Registrant does not compensate BNPP for its securities lending related services directly. Instead, the Registrant received a reduction in the interest rate charged under the BNP Credit Facility.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 7, 2025